                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 24, 1996

                          TRUMP'S CASTLE FUNDING, INC.
             (Exact name of registrant as specified in its charter)

       New Jersey                     1-9029                11-2739203
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of incorporation)                                   Identification No.)

                        One Castle Boulevard
                     Atlantic City, New Jersey               08401
             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:           (609) 340-5191

                            TRUMP'S CASTLE ASSOCIATES
             (Exact name of registrant as specified in its charter)

       New Jersey                      1-9029                 22-2608486
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification No.)

                          One Castle Boulevard
                       Atlantic City, New Jersey              08401
               (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:           (609) 340-5191

Item 1 to Item 4:  None.

Item 5:  Other Events.

         On June 24, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), TC/GP, Inc. ("TC/GP"), Trump's Castle Hotel & Casino Inc. ("TCHI") and Donald J. Trump ("Trump") entered into an agreement pursuant to which THCR Holdings will acquire from Trump 100% of the equity of Trump's Castle Associates ("Castle Associates"), the owner and operator of Trump's Castle Casino Resort. Trump will receive limited partnership interests in THCR Holdings exchangeable into 5,837,700 shares of THCR's Common Stock, par value $.01 per share (the "THCR Common Stock") and approximately $885,000 in cash. The limited partnership interests to be received by Trump (as well as the number of shares of THCR Common Stock into which they are exchangeable) are subject to adjustment downward if the average of the closing sale prices of the THCR Common Stock on the New York Stock Exchange for the twenty trading day period ending three trading days prior to the closing of the transaction exceeds $38 per share. Upon consummation of the transaction, neither THCR nor THCR Holdings will be responsible for any of the outstanding indebtedness of Castle Associates.

         The transaction is expected to close on about September 30, 1996. The closing is subject to satisfaction of a number of conditions, including the affirmative vote of a majority of the outstanding shares of THCR Common Stock (excluding shares held by Trump and the other officers and directors of THCR and their affiliates) and the receipt of various third party approvals and consents.

         Reference is made to (i) the Agreement, dated as of June 24, 1996, among THCR, THCR Holdings, TC/GP, TCHI and Trump and (ii) the news release of THCR, dated June 24, 1996, attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.

Item 6:  None.

Item 7: Financial Statements and Exhibits.

          (a)-(b):  None.

          (c) Exhibits:

         2.1: Agreement, dated as of June 24, 1996, by and among Trump Hotels & Casino Resorts, Inc., Trump Hotels & Casino Resorts Holdings, L.P., TC/GP, Inc., Trump's Castle Hotel & Casino, Inc. and Donald J. Trump

         99.1:  News Release of Trump Hotels & Casino Resorts, Inc., dated June
               24, 1996

Item 8:  None.

                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP'S CASTLE FUNDING, INC..


June 25, 1996                    /s/ Robert E. Schaffhauser
                              -------------------------------------------------
                                 By:   Robert E. Schaffhauser
                              Title:   Assistant Treasurer


                              TRUMP'S CASTLE ASSOCIATES

                              By:  TC/GP, Inc., its general partner


June 25, 1996                    /s/ Robert E. Schaffhauser
                              -------------------------------------------------
                                 By:   Robert E. Schaffhauser
                              Title:   Assistant Treasurer

                            EXHIBIT INDEX

                                                            Sequentially
Exhibit No.     Description                                 Numbered Page
2.1             Agreement, dated as of June 24, 1996,
                by and among Trump Hotels & Casino
                Resorts, Inc., Trump Hotels & Casino
                Resorts Holdings, L.P., TC/GP, Inc.,
                Trump's Castle Hotel & Casino, Inc.
                and Donald J. Trump

99.1            News Release of Trump
                Hotels & Casino Resorts,
                Inc., dated June 24, 1996